SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

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      Check the appropriate box:

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

      [   ]  Definitive proxy statement

      [   ]  Definitive additional materials

      X  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

SIMPSON INDUSTRIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

      X  No fee required.

      [   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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[SIMPSON INDUSTRIES, INC. LOGO]

Simpson Industries, Inc.
January 2000

[SIMPSON INDUSTRIES, INC. LOGO]

          Any forward-looking statements made in this presentation represents management’s best judgement as to what may occur in the future. However, the company’s actual results for the current and future fiscal periods and the corporate developments will depend on a number of economic, competitive and other factors including some of which will be outside the control of the company. Such factors could cause the company’s actual results for future periods to differ materially from those expressed in any forward-looking statements made in this presentation.

66 YEARS OF PROGRESS

[SIMPSON INDUSTRIES, INC. LOGO]

Company Profile

66 YEARS OF PROGRESS

[SIMPSON INDUSTRIES, INC. LOGO]

THE SIMPSON VISION:

      To be a leading global designer and high quality/low-cost supplier of selected vehicle subsystems and components worldwide in our three core markets.

•	Engine NVH Components/ Modules

      • Wheel-end/ Transmission Components/ Modules

      • Engine Components/ Modules

66 YEARS OF PROGRESS

[SIMPSON INDUSTRIES, INC. LOGO]

History of Growth and Profitability
Simpson Has Consistently Been Profitable Since Going Public In 1972
($ in millions)

[Line Graph]

	1972	1973	1974	1975	1976	1977	1978	1979

Sales	39.7	50	59	61.6	68.7	90.9	104.6	124
Net Earnings	2	1.7	2.7	3	4.3	4.6	5.8	6.3

	1980	1981	1982	1983	1984	1985	1986	1987	1988

Sales	101.5	121.2	127.1	92.3	130.5	138.8	171.3	146.8	177.8
Net Earnings	2.9	5.9	5.6	0.3	5.6	7.4	9.2	5.3	10.5

	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999F

Sales	197.3	193.1	191.9	222.8	262.5	356.6	395.1	408	451.5	496.4	530.0
Net Earnings	10.7	6.1	4.5	8	6.4	14.4	15.3	16.5	15.6	16.7	20.3

66 YEARS OF PROGRESS

[SIMPSON INDUSTRIES, INC. LOGO]

Global Presence

[WORLD MAP]

* Plymouth (Headquarters),

Litchfield & Middleville, Michigan

* Bluffton & Fremont, Indiana

* Edon & Troy, Ohio

* Iztapalapa (Mexico City), Mexico

* Thamesville, Ontario

* Memphis, Tennessee

* Greenville, North Carolina

* Sao Paulo, Brazil

* Halifax, Huddersfield England

* Wiesbaden, Germany

* Lyon, France

* Barcelona, Spain

* Pune, India

* Seoul, S. Korea

* Osaka, Japan

Simpson Currently Employs over 2,500 People Located in 14 Facilities,

4 Technical Centers, 3 J.V.’s/Alliances and our Administrative Offices.
[LOGO] Fukoku Alliance locations (Japan/ Thailand/ Indonesia)

66 YEARS OF PROGRESS

[SIMPSON INDUSTRIES, INC. LOGO]

Total Sales
($ in millions)

[BAR GRAPH]

5 Year CAGR: 8.2%

1995	395

1996	408

1997	452

1998	496

1999F	530

[PHOTO]	[PHOTO]	[PHOTO]
Noise, Vibration & Harshness Business (NVH)	Transmission & Chassis Business (T&C)	Engine Modules/HD Business (Engine)

66 YEARS OF PROGRESS

[SIMPSON INDUSTRIES, INC. LOGO]

Sales By Customer

[PIE CHART]

GM/ Opel	28%
Ford	18%
DaimlerChrysler	13%
Cummins/ CDC	11%
Other	11%
Caterpillar	7%
Japan	6%
Peugeot	4%
RVI/ Renault	2%

66 YEARS OF PROGRESS

[SIMPSON INDUSTRIES, INC. LOGO]

Sales By Geography

[PIE CHART]

U.S.	78%
U.K.	6%
France	5%
Mexico	5%
Canada	4%
Korea	1%
Spain	1%

66 YEARS OF PROGRESS

[SIMPSON INDUSTRIES, INC. LOGO]

Broad Customer Base

[LINE GRAPH]

	1997	1999

Integrators/ Consolidators Sales	16%	20%

OEM Sales	84%	80%

Operating Margin	6.8%	7.3%

66 YEARS OF PROGRESS

[SIMPSON INDUSTRIES, INC. LOGO]

Company Profile
Business Segments — % of Sales

[PIE CHART]

	Actual	Target
	1998	2005

	$496 Million	$1 Billion

Noise, Vibration & Harshness	36%	30%

Transmission & Chassis	30%	33%

Engine	34%	22%

Modules		15%

66 YEARS OF PROGRESS

[SIMPSON INDUSTRIES, INC. LOGO]

1999 A Record Year

66 YEARS OF PROGRESS

[SIMPSON INDUSTRIES, INC. LOGO]

Initiatives To Enhance Shareholder Value
Recent Development/Activities

•	Global Infrastructure (1997)

•	Plant Closing & Restructuring (1998)

•	Product Strategy/Re-Positioning (1999-2001)

•	Breakthrough in Modular Segment (1999-2000)

•	Asian Joint Venture Activity (1999-2000)

•	Organizational Re-Alignment & Management Changes (1999)

•	Manufacturing Cost Structure Initiatives (2000-2001)

•	Actively Pursuing Synergistic Acquisitions (1999-2000)

Our Initiatives Are Working

•	Record 1999 Results and New Business Awards

•	Better Than Peer Group Performance

66 YEARS OF PROGRESS

[SIMPSON INDUSTRIES, INC. LOGO]

Record Sales And Profits Forecasted For 1999
Financial Highlights
($ in millions except per share data)

	1998	1999	%
	Actual	Estimates	Change

Net Sales	496.4	530.0	+7%
Operating Earnings*	34.1	38.5	+13%
EBITDA*	60.3	67.0	+13%
Net Earnings*	16.7	20.2	+21%
Earnings Per Share* > w/o one-time charge	0.90	1.11	+23%

*	1998 excludes pre-tax charge of $2.5 million for restructuring ($.10 per share)

66 YEARS OF PROGRESS

[SIMPSON INDUSTRIES, INC. LOGO]

Margin Improvements
1998 Actual / 1999 Estimate
Financial Highlights

[LINE GRAPHS]

Operating Earnings		Net Earnings

98	99F	98	99F

6.9%	7.3%	3.4%	3.8%

66 YEARS OF PROGRESS

[SIMPSON INDUSTRIES, INC. LOGO]

Successful Restructuring Initiatives
In 1997 and 1998 Are Helping Accelerate Earnings.
Record Sales And Profits In 1999.

[LINE GRAPHS]

NET SALES			OPERATING EXPENSES(*)
($ in millions)			($ in millions)
95		$395		28.8
96	+3%	408	0%	28.5
97	+11%	452	+8%	30.9
98	+10%	496	+10%	34.1
99F	+7%	530	+13%	38.5

(*)	1996 excludes $1.1m for federal tax credit
1997 & 1998 exclude provision for restructuring of $8.8m and $2.5m respectively

66 YEARS OF PROGRESS

[SIMPSON INDUSTRIES, INC. LOGO]

Successful Restructuring Initiatives
In 1997 and 1998 Are Helping Accelerate Earnings.
Record Sales And Profits In 1999.

[LINE GRAPHS]

			EBITDA
DILUTED EPS(*)			($ in millions)

95		$0.85		$47.70

96	+6%	$0.90	+5%	$50.10

97	-4%	$0.86	+8%	$54.30

98	+6%	$0.90	+11%	$60.30

99F	+23%	$1.11	+11%	$67.00

* 1996 excludes $1.1m for federal tax credit
   1997 & 1998 exclude provision for restructuring of $8.8m and $2.5m respectively

66 YEARS OF PROGRESS

[SIMPSON INDUSTRIES, INC. LOGO]

Improving Stock Performance

66 YEARS OF PROGRESS

[SIMPSON INDUSTRIES, INC. LOGO]

INDEX (1994=100)

Total Shareholder Returns
Closing price 12/31/99 $11.25

	Dec 94	Dec 95	Dec 96	Dec 97	Dec 98	Dec 99

SIMPSON INDUSTRIES	100	101.34	127.68	142.88	121.95	147.02
RUSSELL 2000 INDEX	100	126.21	144.84	174.56	168.54	201.61
PEER GROUP	100	112.62	136.92	152.52	150.48	113.43

66 YEARS OF PROGRESS

[SIMPSON INDUSTRIES, INC. LOGO]

Simpson vs. Peer Group
1999 Stock Price Performance

[LINE GRAPH]

FMO	-66

OEA	-59

UFMG	-43

ARV	-32

MGA	-32

MODI	-31

BWA	-27

WCSTF	-27

DCN	-27

MSX	-26

EDEL	-25

ALV	-21

DPH	-15

AIZ	-14

DECAF	-14

DES	-13

TEN	-12

CLC	-10

MRA	-8

TRW	-7

SUP	-4

ACAM	+9

SMPS (Simpson)	+16

Russell 2000	+19

TSMA	+24

TPR	+32

IV	+36

66 YEARS OF PROGRESS

[SIMPSON INDUSTRIES, INC. LOGO]

The Strategy Works
Simpson vs. Consolidators
% PRICE CHANGE
[Line Graph]

SMPS (Simpson)	+16.12%

JCI	-3.60%

TRW	-7.36%

LEA	-16.88%

DCN	-26.76%

BWA	-27.44%

MGA	-31.65%

TWR	-38.10%

HAZ	-42.24%

DRRA	-48.90%

TEN	-53.33%

FMO	-66.18%

66 YEARS OF PROGRESS

[SIMPSON INDUSTRIES, INC. LOGO]

Independent Research Report Summary

		12-Months
Equity Analysts	Rating	Price Target

Baird, Robert	Market Outperform (LT)	$14

Morgan Stanley DW	Outperform	$16

Raymond James	Accumulate (2)	$15

Salomon Smith Barney	Neutral	$10

66 YEARS OF PROGRESS

[SIMPSON INDUSTRIES, INC. LOGO]

Customer Vote of Confidence
A World of Opportunities

66 YEARS OF PROGRESS

[SIMPSON INDUSTRIES, INC. LOGO]

1999 New Business Awards
($ in millions)

[LINE GRAPH]

99 Goal	75

99 Actual	107
SOP 99	1
SOP 00	12
SOP 01	63
SOP 02	12
SOP 03	19

66 YEARS OF PROGRESS

[SIMPSON INDUSTRIES, INC. LOGO]

Actively Engaged In Acquisition/ JV Discussions

We have sufficient capacity to fund synergistic/strategic acquisitions

66 YEARS OF PROGRESS

[SIMPSON INDUSTRIES, INC. LOGO]

Acquisition Strategy

•  ACCRETIVE

•  EXPAND DEPTH OF CORE MARKETS

•  EXPAND GEOGRAPHICAL REACH

•  ACTIVELY REVIEW STRATEGIC COMBINATIONS

66 YEARS OF PROGRESS

[SIMPSON INDUSTRIES, INC. LOGO]

Our Conservative Interest Coverage Ratio
Indicates Plenty Of Unutilized Debt Capacity

EBITDA/ INTEREST (Coverage Ratio)

[LINE GRAPH]

Meritor	9.1

Simpson	7

Arvin Ind.	6.7

Dana	6.3

Fed. Mog.	3.9

Dura	3.9

Am Ax.	3.6

Lear	3.3

Delco	2.8

Hayes Lem.	2.7

Key Plas.	2.5

Tenneco	2.5

Oxford Auto.	2.3

MSX	2.2

Exide	2.2

JLF	1.7

Cambridge	1.5

Talon	1.4

66 YEARS OF PROGRESS

[SIMPSON INDUSTRIES, INC. LOGO]

Our Debt To EBITDA Is One Of
The Lowest Among Our Peer Group

[LINE GRAPH]

DEBT
to
EBITDA

Meritor	0.8

Arvin	1.7

Dana	1.7

Simpson	1.7

Dura	3.1

Am Ax.	3.3

Fed. Mog	3.3

Lear	3.5

Hayes Lem.	3.8

Delco	3.9

Tenneco	4.3

MSX	4.8

Oxford Auto.	4.9

Key Plas.	5.3

Exide	5.3

JLF	5.7

Cambridge	7.1

Talon	7.8

66 YEARS OF PROGRESS

[SIMPSON INDUSTRIES, INC. LOGO]

Long Term Projections

66 YEARS OF PROGRESS

[SIMPSON INDUSTRIES, INC. LOGO]

Improving Operating Margins
On Track To Reach 9% In 2002

[LINE GRAPHS]

	1998 ACTUAL	1999 FORECAST	2000 FORECAST	TARGET 2002

Operating Margin	6.9%	7.3%	8.4%	9.0%

Fixed Cost	18.6%	18.4%	18.6%	18.5%

Variable Cost	74.5%	74.3%	73.0%	72.5%

Variable Cost Structure Provides Business Cycle Protection

66 YEARS OF PROGRESS

[SIMPSON INDUSTRIES, INC. LOGO]

Return on Invested Capital
Now Exceeds Our Cost Of Capital

[LINE GRAPH]       Cost of Capital: 9.5%

	1998	1999
	Actual	Forecast	Target

Return on Invested Capital	9.5%	10.6%	12%

66 YEARS OF PROGRESS

[SIMPSON INDUSTRIES, INC. LOGO]

Summary

•	Simpson Took Major Initiatives in 1997-98 to Enhance Shareholder Value

•	Implemented Global Infrastructure

•	Rationalized Plant Capacity; and

•	Restructured Business, etc.

•	1999 was the first year to reap the benefits with record sales and profits

•	Our stock performance (up approximately 16% in 1999) was one of the best among our peer group

•	Customer vote of confidence — record new business awards received

•	We are actively pursuing acquisition targets and have adequate funding capacity

•	Our vision is to be a $1 billion sales company by 2005 with higher profit margins

•	Active corporate governance . . . initiatives taken . . . process is ongoing . . . independent board

66 YEARS OF PROGRESS

ADDITIONAL INFORMATION

      Simpson Industries, Inc. (the “Company”) advises you to read the proxy statement for the Company’s 2000 Annual Meeting when it becomes available because it will contain important information. The Securities and Exchange Commission maintains a site on the World Wide Web at http://www.sec.gov. You can get the proxy statement, and any other relevant documents, for free at the SEC’s web site. You can also get the proxy statement, and any other relevant documents, for free from the Company by requesting them in writing from: Vinod M. Khilnani, Chief Financial Officer at Simpson Industries, Inc., 47603 Halyard Drive, Plymouth, Michigan 48170-2429; or by phone at (734) 207-6200.

      The Company and the persons named below may be deemed to be participants in a solicitation of proxies in connection with the 2000 Annual Meeting of Shareholders. Such participants may include the directors of the Company (Michael E. Batten, Susan F. Haka, George R. Kempton, Walter J. Kirchberger, Robert W. Navarre, Roy E. Parrott, Ronald L. Roudebush, George A. Thomas, F. Lee Weaver, and Frank K. Zinn) and Vinod M. Khilnani (Vice President and Chief Financial Officer). The persons referenced above beneficially own in the aggregate approximately three percent of the Company’s common stock.